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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) 11.14.2000


                                   ISM Holding
             (Exact Name of Registrant as Specified in its Charter)



                                    Deleware
                 (State or Other Jurisdiction of Incorporation)


          000-28071                                35-2020266
          ---------                                ----------
    (Commission File Number)            (I.R.S. Employer Identification No.)

                    5811 W 73rd Indianapolis, IN          46268
                    ----------------------------          -----
               (Address of Principal Executive Offices) (Zip Code)


                                  317-328-4858
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

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Item 8. Change in fiscal year : Effective 9.30.2000 the company will observe fiscal year end 9.30.2000 for SEC and Federal and State Tax purposes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  (Registrant)

Dated: 11.14.2000              By: /S/ L.G. Hancher Jr.
                                   -------------------------------------
                               Name: L.G. Hancher Jr.
                               Title: C.E.O.